Exhibit 99.1

Safe and Green Development Corporation Achieves Strategic Milestone with Acquisition of Resource Group

MIAMI, FL – June 3rd, 2025 – Safe and Green Development Corporation (NASDAQ: SGD) (“SGD” or the “Company”), a publicly traded real estate and development company, today announced it has completed its acquisition of Resource Group US Holdings LLC (“Resource Group”), a next-generation environmental solutions company focused on transforming organic green waste materials into engineered soil and mulch products.

This strategic acquisition marks a significant milestone in SGD’s realignment toward revenue-generating operations. Through this transaction, SGD has acquired Resource Group’s integrated operational platform, including a permitted composting facility, two green waste aggregation sites, and a transportation fleet that collectively streamlines the collection, processing, and distribution of environmentally friendly soil solutions.

About Resource Group

Resource Group operates Resource Group US LLC (“Resource Group US”), an advanced engineered soils and compost business, as well as Zimmer Equipment, a regional logistics and transportation business. Resource Group US is a vertically integrated platform specializing in organics recycling and compost innovation, providing closed-loop, zero-landfill solutions for diverse sectors including municipalities, landscape contractors, golf courses, and institutional land managers. Leveraging an extensive logistics network and controlled year-round operations, the company offers reliable and cost-effective organic waste management and feedstock aggregation

Resource Group US applies to the organic biomass SURGRO™, a proprietary low-carbon substrate engineered as a sustainable alternative to peat-based and synthetic horticultural mixes. Utilizing exclusive kinetic-convection grinding and micronization technology licensed from Microtec, SURGRO™ transforms organic biomass into biologically active, high-performance substrate ideal for professional horticulture, soil restoration, green infrastructure, and controlled-environment agriculture. This innovation significantly reduces environmental impact, supports compliance with emerging “peat-free” regulations, and offers operational benefits through local sourcing, circular economy practices, and optimized resource utilization.

Seamless Integration and Shared Vision

The Resource Group team will continue to operate in their current roles and will collaborate with SGD’s leadership to help ensure a seamless transition. This operational continuity will support the integration of both companies’ systems and seek to accelerate the development of additional market opportunities.

“The acquisition of Resource Group represents a milestone in the Company’s strategic direction, adding significant revenues and growth potential to our core business,” said David Villarreal, Chief Executive Officer of SGD. “We are now focused on scaling the existing revenue, delivering impact, and creating shareholder value. We believe Resource Group’s operational excellence and innovative environmental technologies are a perfect fit for that vision. Together, we are building a greener future.”

In connection with the closing of the acquisition of Resource Group, SGD issued to the members of Resource Group (the “Equityholders”) an aggregate of: (i) 376,818 shares of SGD’s common stock, representing 19.99% of SGD’s issued and outstanding shares on the initial execution date of the Resource Group Membership Interest Purchase Agreement; (ii) 1,500,000 shares of a newly designated series of non-voting Series A Convertible Preferred Stock (the “Series A Preferred Stock”) (which, subject to the approval of SGD’s stockholders, will be convertible into 9,000,000 restricted shares of SGD’s common stock); and (iii) $480,000 in principal amount of unsecured 6% promissory notes due on the first anniversary of the closing. In addition, SGD agreed to issue an additional 41,182 shares of SGD’s common stock, subject to the approval of SGD’s stockholders.

SGD has agreed that as soon as possible after the closing, but in any event within fifteen (15) days following the closing date, its board of directors will be reconstituted to consist of seven directors, four of which will be current directors of SGD as designated by SGD and three of which will be directors designated by a majority in interest of the Resource Group Equityholders.

In connection with the transaction between the Company and Resource Group and the members of Resource Group, the Company intends to file with the SEC a proxy statement for its stockholders to vote on the approval of the issuance of 41,182 shares of SGD’s common stock and the issuance of shares of the Company’s common stock upon conversion of the Series A Preferred Stock issued to the members of Resource Group at closing.. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of these documents (if and when available), and other documents containing important information about the Company and Resource Group, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.sgdevco.com.

Participants in the Solicitation

The Company, Resource Group and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company will be set forth in the Company’s proxy statement for its 2025 annual meeting of shareholders. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the source indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

The combined entity is in the process of rebranding under a new name, to be announced in the coming weeks. SGD and Resource Group are already collaborating to align operations, optimize logistics, and expand sales of environmentally responsible products.

About Safe and Green Development Corporation

Safe and Green Development Corporation is a real estate development company. Formed in 2021, it focuses on the development of sites using purpose-built, prefabricated modules built from both wood and steel. The thesis of development is to build strong, innovative and green, single or multifamily projects across all income and asset classes. Additionally, a majority owned subsidiary of SG DevCo, Majestic World Holdings LLC, is a prop-tech company that has created a real estate AI Platform. The Platform aims to decentralize the real estate marketplace, creating an all-in-one solution that brings banks, institutions, home builders, clients, agents, vendors, gig workers, and insurers into a seamlessly integrated and structured AI-driven environment. MyVONIA Innovations LLC, a wholly own subsidiary, is the owner of MyVONIA which is an AI-powered personal assistant designed to help simplify daily tasks and improve productivity for individuals and businesses. MyVONIA aims to assist with managing both personal and professional tasks.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended and Section 21E of the Securities Exchange Act of 1934 as amended. All statements other than statements of historical fact are or may be deemed to be forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and similar expressions and include statements regarding SGD’s realignment toward revenue-generating operations, collaborating with SGD’s leadership to ensure a seamless transition, integrating both companies’ systems and accelerating the development of additional market opportunities, adding significant revenues and growth potential to our core business, scaling the existing revenue, delivering impact, and creating shareholder value, Resource Group’s operational excellence and innovative environmental technologies being a perfect fit for the Company’s vision, building a greener future, announcing a new company name in the coming weeks, Majestic World Holdings LLC’s real estate AI Platform creating an all-in-one solution that brings banks, institutions, home builders, clients, agents, vendors, gig workers, and insurers into a seamlessly integrated and structured AI-driven environment and MyVONIA simplifying daily tasks and improve productivity for individuals and businesses. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, and expected future developments, as well as other factors we believe are appropriate in the circumstances. Important factors that could cause actual results to differ materially from current expectations include, among others, the Company’s ability to integrate both companies’ systems and accelerate the development of additional market opportunities, the Company’s ability to generate revenue, deliver impact and create shareholder value, the Company’s ability to create an all-in-one solution that brings banks, institutions, home builders, clients, agents, vendors, gig workers, and insurers into a seamlessly integrated and structured AI-driven environment, the Company’s ability to obtain the capital necessary to fund its activities, the Company’s ability to monetize its real estate holdings, and other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and its subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof.